SUPPLEMENT DATED JUNE 17, 2024 TO THE CURRENT
SUMMARY PROSPECTUS AND STATUTORY PROSPECTUS FOR:
Invesco® V.I. Nasdaq 100 Buffer Fund – March
Invesco® V.I. Nasdaq 100 Buffer Fund – June
Invesco® V.I. Nasdaq 100 Buffer Fund – September
Invesco® V.I. Nasdaq 100 Buffer Fund – December
Invesco® V.I. S&P 500 Buffer Fund – March
Invesco® V.I. S&P 500 Buffer Fund – June
Invesco® V.I. S&P 500 Buffer Fund – September
Invesco® V.I. S&P 500 Buffer Fund – December
(each a “Fund” and collectively the “Funds”)
This supplement amends the Summary Prospectuses and Statutory Prospectuses of the above referenced Funds and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectuses and Statutory Prospectuses and retain it for future reference.
The following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the prospectuses:
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)
Portfolio Managers	Title	Length of Service on the Fund
John Burrello, CFA	Portfolio Manager	2023

Chris Devine, CFA	Portfolio Manager	2024

The following information replaces in its entirety the information appearing under the heading “Fund Management – The Adviser(s)” in the Statutory Prospectuses:
Invesco serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1331 Spring Street, N.W., Suite 2500, Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.
Sub-Advisers. Invesco has entered into one or more Sub-Advisory Agreements with certain affiliates to serve as sub-advisers to the Fund (the Sub-Advisers). Invesco may appoint the Sub-Advisers from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. The Sub-Advisers and the Sub-Advisory Agreements are described in the SAI.
The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectuses:
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
▪
John Burrello, CFA, Portfolio Manager, who has been responsible for the Fund since 2023 and has been associated with Invesco and/or its affiliates since 2012.
▪
Chris Devine, CFA, Portfolio Manager, who has been responsible for the Fund since 2024 and has been associated with Invesco and/or its affiliates since 1998.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund's SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
AVIF-SUMSTAT-SUP 061724